EXHIBIT 4.1





                         CONSENT OF INDEPENDENT AUDITORS
                         -------------------------------

     We consent to the reference to our firm as experts under the caption "Experts" and to the use of our report dated May 4, 2000 in Amendment No. 1 to the Registration Statement (File No. 333-35740) and related Prospectus of Ranson Unit Investment Trusts, Series 95.




                                     ALLEN, GIBBS & HOULIK, L.C.

Wichita, Kansas
May 4, 2000